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Filed pursuant to Rule 497
File No. 333-199777

FS ENERGY AND POWER FUND

Supplement dated December 2, 2015
to
Prospectus dated September 22, 2015

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated September 22, 2015, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 41 of the Prospectus before you decide to invest in our common shares.

Management's Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

        This supplement supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Fortress Facility" and "Senior Securities—Fortress Facility" by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

        On November 25, 2015, Foxfields Funding entered into an amendment to the Fortress facility to increase the aggregate term loan amounts available to Foxfields Funding by $30,000 to $155,000, on a committed basis.

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  Filed pursuant to Rule 497 File No. 333-199777